1933 Act Registration No. 33-69012
                                              1940 Act Registration No. 811-8032

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. _7_

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. _7_
                        (Check appropriate box or boxes)

                           IAI RETIREMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              3700 U.S. Bank Place
                                  P.O. Box 357
                          Minneapolis, Minnesota 55440
               (Address of Principal Executive Offices, Zip Code)

                                 (612) 376-2700
              (Registrant's Telephone Number, including Area Code)

                              Steven G. Lentz, Esq.
                              3700 U.S. Bank Place
                                   P.O.Box 357
                          Minneapolis, Minnesota 55440
                     (Name and Address of Agent for Service)

                                    COPY TO:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

     ___ immediately upon filing pursuant to paragraph (b) of Rule 485
     ___ (specify date) pursuant to paragraph (b) of Rule 485
     ___ 75 days after filing pursuant to paragraph (a) of Rule 485 _X_ on May 1, 1999 pursuant to paragraph (a) of Rule 485
     ___ 60 days after filing pursuant to paragraph (a) of Rule 485

================================================================================

--------------------------------------------------------------------------------


                           IAI RETIREMENT FUNDS, INC.

                             IAI REGIONAL PORTFOLIO
                             IAI BALANCED PORTFOLIO
                              IAI RESERVE PORTFOLIO














PROSPECTUS  May 1, 1999



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of the Portfolios, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.





--------------------------------------------------------------------------------

P.O. BOX 357
MINNEAPOLIS, MINNESOTA 55440
TELEPHONE 1-612-376-2700
1-800-945-3863

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Portfolio Summaries........................................................
     IAI Regional Portfolio................................................
     IAI Balanced Portfolio................................................
     IAI Reserve Portfolio.................................................

Pricing of Portfolio Shares................................................

Taxes......................................................................

Fund Management............................................................
     Investment Adviser....................................................
     Portfolio Managers....................................................

More Information on Investment Strategies and Risks........................
     Investment Strategies.................................................
     Temporary Defensive Investments.......................................
     Portfolio Turnover....................................................
     Effective Duration....................................................
     Principal Risks.......................................................

Financial Highlights.......................................................

                               PORTFOLIO SUMMARIES

This section briefly describes the objectives, principal investment strategies and principal risks of IAI Regional Portfolio ("Regional Portfolio"), IAI Balanced Portfolio ("Balanced Portfolio") and IAI Reserve Portfolio ("Reserve Portfolio"). It also provides you with information on how each Portfolio has performed. For further information on the Portfolios, please read the section entitled "More Information on Investment Strategies and Risks."

Shares of the Portfolios may be purchased only by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance policies. You should read this Prospectus along with the prospectus issued by your insurance company for its variable annuity contracts or variable life insurance policies.

You can lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IAI REGIONAL PORTFOLIO

OBJECTIVE

Regional Portfolio has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Regional Portfolio invests primarily in common stocks of companies headquartered in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota or South Dakota. Regional Portfolio invests in both nationally recognized companies and in less well known companies that are newer or have smaller capitalizations, but that appear to have the potential for capital appreciation.

In selecting securities, the Portfolio's investment adviser considers a number of factors, such as:

*        product development and demand;
*        operating ratios;
*        utilization of earnings for expansion;
*        management abilities;
*        analyses of intrinsic values;
*        market action; and
*        overall economic and political conditions.

Regional Portfolio may write (i.e., sell) put or call options on securities. The principal reason for writing these options is to obtain, through the receipt of premiums, a greater current return than the Portfolio would realize on the underlying securities alone.

MAIN RISKS

The main risks that could adversely affect the value of Regional Portfolio's shares and the total return on your investment include:

         * RISKS OF COMMON STOCKS. Common stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole or they may occur in only a particular company, industry or sector of the market.

         * RISKS OF INVESTING IN SMALL COMPANIES. Investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies. Small companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. The securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

         * RISKS OF GEOGRAPHIC CONCENTRATION. The Portfolio's policy of concentrating its investments in a certain geographic region means that it will be subject to adverse economic, political or other developments in that region. Moreover, because of this geographic limitation, the Portfolio may be less diversified by industry and company than other funds with a similar investment objective and no such geographic limitation.

         * RISKS OF WRITING PUT AND CALL OPTIONS. By writing a call option on securities, the Portfolio becomes obligated during the term of the option to deliver the securities upon payment of the exercise price. The Portfolio therefore runs the risk of losing the potential for gain on the underlying security. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. The Portfolio therefore runs the risk of becoming obligated to purchase the underlying security for more than its current market price upon exercise.

PORTFOLIO PERFORMANCE

The bar chart and table below provide you with information on Regional Portfolio's volatility and performance. The bar charts show you how performance of the Portfolio's shares has varied from year to year. The table compares the Portfolio's performance over different time periods to that of a broad measure of market performance. Remember, how the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


                   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

 50% --

 40% --

 30% --

 20% --

 10% --

  0% --

-10% --
        ---------------------------------------------

                    1995    1996    1997    1998

* The Portfolio's total return for the period from January 1, 1999 through March 31, 1999 was _____%.


BEST QUARTER:        Quarter ending _______________, 199__      _____%
WORST QUARTER:       Quarter ending _______________, 199__      _____%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98


                                  ONE YEAR         SINCE INCEPTION
                                                      (1/31/94)

REGIONAL PORTFOLIO                  ____%               ____%

STANDARD & POOR'S 500
COMPOSITE INDEX*                    ____%               ____%

----------------------------
* An unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy.

IAI BALANCED PORTFOLIO

OBJECTIVE

The objective of Balanced Portfolio is to maximize total return.

PRINCIPAL INVESTMENT STRATEGIES

Balanced Portfolio invests in a broadly diversified portfolio of stocks and debt instruments. The mix of securities will change based on existing and anticipated market conditions.

Balanced Portfolio's investments in common stocks are primarily in larger capitalization companies (market capitalizations of at least $1 billion at the time of purchase) that cover a broad range of industries. The Portfolio's investment adviser focuses on companies that it believes have solid competitive advantages and extremely high financial quality at attractive fundamental valuations.

Balanced Portfolio may invest in all types of long-term debt securities, including:

     *    corporate debt obligations;

     * securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

     * mortgage-backed securities issued by government and non-government entities;

     *    asset-backed securities;

     *    zero coupon securities, which do not pay interest currently;

     * payment-in-kind bonds, where interest is paid in other securities rather than in cash; and

     * short-term debt securities, including bank certificates of deposit, bankers' acceptances and commercial paper.

The Portfolio's adviser employs a "top-down" approach in selecting debt securities for the Fund. First, the advisor determines its economic outlook and the direction in which it expects interest rates to move. Based on these factors, the adviser makes duration and yield curve decisions and determines the Portfolio's sector allocation. Selections of individual securities that fall within the appropriate parameters are based on the adviser's analysis of the individual security and its relative value compared to other securities in the marketplace. The Portfolio's adviser anticipates that the average effective duration for the debt portion of the Portfolio will range from 3.5 to 7.5 years. This range may change, however, due to market conditions and other economic factors.

When investing in debt securities the Portfolio will invest primarily in securities rated investment grade at the time of purchase (or in unrated securities judged by the Portfolio's investment adviser to be of comparable quality). Investment grade securities are rated within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Portfolio may invest up to 10% of its total assets in securities rated lower than investment grade, or "junk bonds." The Portfolio will not invest in securities rated lower than B at the time of investment by Moody's or S&P or, if unrated, judged to be of comparable quality by the Portfolio's adviser. Commercial paper in which the Portfolio invests must, at the time of purchase, be rated at least Prime-2 by Moody's or A-2 by S&P or be issued by companies having an outstanding unsecured debt issue rated A or better by Moody's or S&P.

The Portfolio may invest in both domestic and foreign equity and debt securities. The Portfolio limits its investment in foreign securities denominated in foreign currencies and not publicly traded in the United States to 25% of total assets.

The Portfolio may enter into futures contracts on securities, financial indexes and foreign currencies and options on those contracts, may invest in options on securities, financial indexes and foreign currencies, may enter into other currency transactions such as currency swaps or currency forward contracts, and may enter into various interest rate transactions such as interest rate swaps. The Portfolio intends to use these derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return.

To generate additional income, the Portfolio may invest up to 10% of its net assets in mortgage dollar roll transactions.

The Portfolio's adviser regularly reviews the allocation of Portfolio assets among stocks and long-and short-term debt instruments. Because Balanced Portfolio seeks to maximize total return over the long-term, the adviser will not try to pinpoint the precise moment when major reallocations are warranted. Rather, reallocations among asset classes will be made gradually over time to favor asset classes that, in the adviser's judgment, provide the most favorable total return outlook. Normally, a single reallocation decision will not involve more than 10% of the Portfolio's total assets.

PRINCIPAL RISKS

The principal risks that could adversely affect the value of Balanced Portfolio's shares and the total return on your investment include:

     * RISKS OF COMMON STOCKS. Common stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole or they may occur in only a particular company, industry or sector of the market.

     * INTEREST RATE RISK. Prices of the Portfolio's debt securities will generally fall when interest rates rise. One measure of interest rate risk is effective duration, explained under ""More Information on Investment Strategies and Risks -- Effective Duration." The longer the Portfolio's effective duration, the greater its interest rate risk.

     * INCOME RISK. The Portfolio's income could decline due to falling market interest rates.

     * CREDIT RISK. The Portfolio is subject to the risk that the issuers of debt securities it holds will not make timely payments of interest or principal on the securities.

     * CALL RISK. The Portfolio is subject to the risk that, during periods of falling interest rates, an issuer of debt securities will "call" -- or repay -- its high-yielding bonds before their maturity date. The Portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income.

     * RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying the Portfolio's mortgage- and asset-backed securities. These prepayments pass through to the Portfolio, which must reinvest them at a time when interest rates on new investments are falling, reducing the Portfolio's income. On the other hand, rising interest rates could cause prepayments of the obligations to slow, which would lengthen the duration of the Portfolio's mortgage- and asset-backed securities and cause their prices to decline.

     * RISKS OF NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities, or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities.

     * RISKS OF FOREIGN SECURITIES. Investing in foreign securities typically involves risks not associated with U.S. investing. Risks of foreign investing include the risk that the Portfolio may experience a decline in net asset value resulting from changes in exchange rates between the U.S. dollar and foreign currencies, the risk of adverse political and economic developments, and the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of Portfolio assets.

     * RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments exposes the Portfolio to additional risks and transaction costs. Successful use of these instruments depends on the adviser's ability to correctly forecast the direction of market movements. The Portfolio's performance could be worse than if the Portfolio had not used these instruments if the adviser's judgment proves incorrect. In addition, even if the adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged.

     * RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the Portfolio's share price. It could also diminish the Portfolio's investment performance if the adviser does not predict mortgage prepayments and interest rates correctly.

PORTFOLIO PERFORMANCE

The bar chart and table below provide you with information on Balanced Portfolio's volatility and performance. The bar charts show you how performance of the Portfolio's shares has varied from year to year. The table compares the Portfolio's performance over different time periods to that of a broad measure of market performance. Remember, how the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

                   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

 50% --

 40% --

 30% --

 20% --

 10% --

  0% --

-10% --
        ---------------------------------------------

                    1995    1996    1997    1998

* The Portfolio's total return for the period from January 1, 1999 through March 31, 1999 was _____%.


BEST QUARTER:        Quarter ending _______________, 199__      _____%
WORST QUARTER:       Quarter ending _______________, 199__      _____%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98


                                  ONE YEAR         SINCE INCEPTION
                                                       (2/3/94)

BALANCED PORTFOLIO                  ____%                ____%

STANDARD & POOR'S 500
COMPOSITE INDEX*                    ____%                ____%

LEHMAN
GOVERNMENT/CORPORATE                ____%                ____%
BOND INDEX**

-----------------------------
* An unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy.
** An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate obligations.

IAI RESERVE PORTFOLIO

OBJECTIVES

Reserve Portfolio's objective are to provide high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Reserve Portfolio invests primarily in a diversified portfolio of investment grade debt securities. In order to achieve its objectives of capital stability and liquidity, the Portfolio maintains a dollar weighted average maturity of its investment portfolio of 25 months or less.

Debt securities in which Reserve Portfolio may invest include:

     *    corporate debt obligations;

     * securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

     * mortgage-backed securities issued by government and non-government entities;

     *    asset-backed securities;

     *    zero coupon securities, which do not pay interest currently;

     * payment-in-kind bonds, where interest is paid in other securities rather than in cash; and

     * short-term debt securities, including bank certificates of deposit, bankers' acceptances and commercial paper.

The Portfolio's adviser employs a "top-down" approach in selecting debt securities for the Fund. First, the advisor determines its economic outlook and the direction in which it expects interest rates to move. Based on these factors, the adviser makes duration and yield curve decisions and determines the Portfolio's sector allocation. Selections of individual securities that fall within the appropriate parameters are based on the adviser's analysis of the individual security and its relative value compared to other securities in the marketplace. The Portfolio's adviser anticipates that the average effective duration for the Portfolio will not exceed 1.75 years. This range may change, however, due to market conditions and other economic factors.

The Portfolio invests only in securities rated investment grade at the time or purchase (or in unrated securities judged by the Portfolio's investment adviser to be of comparable quality). Investment grade securities are rated within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P). Commercial paper in which the Portfolio invests must, at the time of purchase, be rated at least Prime-2 by Moody's or A-2 by S&P or be issued by companies having an outstanding unsecured debt issue rated A or better by Moody's or S&P.

The main risks that could adversely affect the value of the Portfolio's shares and the total return on your investment include:

     * INTEREST RATE RISK. Prices of the Portfolio's debt securities will generally fall when interest rates rise. One measure of interest rate risk is effective duration, explained under "More Information on Investment Strategies and Risks -- Effective Duration." The longer the Portfolio's effective duration, the greater its interest rate risk.

     * INCOME RISK. The Portfolio's income could decline due to falling market interest rates.

     * CREDIT RISK. The Portfolio is subject to the risk that the issuers of debt securities it holds will not make timely payments of interest or principal on the securities.

     * CALL RISK. The Portfolio is subject to the risk that, during periods of falling interest rates, an issuer of debt securities will "call" -- or repay -- its high-yielding bonds before their maturity date. The Portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income.

     * RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying the Portfolio's mortgage- and asset-backed securities. These prepayments pass through to the Portfolio, which must reinvest them at a time when interest rates on new investments are falling, reducing the Portfolio's income. On the other hand, rising interest rates could cause prepayments of the obligations to slow, which would lengthen the duration of the Portfolio's mortgage- and asset-backed securities and cause their prices to decline.

PORTFOLIO PERFORMANCE

The bar chart and table below provide you with information on Reserve Portfolio's volatility and performance. The bar charts show you how performance of the Portfolio's shares has varied from year to year. The table compares the Portfolio's performance over different time periods to that of a broad measure of market performance. Remember, how the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


                   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

 50% --

 40% --

 30% --

 20% --

 10% --

  0% --

-10% --
        ---------------------------------------------

                    1995    1996    1997    1998

* The Portfolio's total return for the period from January 1, 1999 through March 31, 1999 was _____%.


BEST QUARTER:        Quarter ending _______________, 199__      _____%
WORST QUARTER:       Quarter ending _______________, 199__      _____%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98


                                  ONE YEAR         SINCE INCEPTION
                                                       (4/7/94)

RESERVE PORTFOLIO                   ____%                ____%

SALOMON BROTHERS ONE
YEAR TREASURY BILL
INDEX*                              ____%                ____%

---------------------------
* An unmanaged index of one-year constant maturity Treasury bills.

                           PRICING OF PORTFOLIO SHARES

Investments in and redemptions from the Portfolios may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. The purchase or redemption price will be equal to the Portfolio's net asset value ("NAV") per share next calculated after an insurance company's order is accepted. Each Portfolio's NAV per share is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A Portfolio's NAV per share is computed by adding up the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Each Portfolio values investments for which market quotations are readily available at market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Each Portfolio values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Portfolios value all other investments and assets at their fair value.


                                      TAXES

Each Portfolio pays distributions from its net investment income and any net capital gains that it has realized. Under current tax law, these distributions are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy. Depending on the variable contract or policy, withdrawals may be subject to ordinary tax and, in addition, to a 10% penalty tax on withdrawals before age 59-1/2.

For a discussion of the tax status of your variable contract or policy, see the prospectus of your insurance company's separate account.


                                 FUND MANAGEMENT

INVESTMENT ADVISER

Investment Advisers, Inc. ("IAI") is the Portfolios' investment adviser. IAI, which has been in the investment advisory business since 1947, also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals. IAI is located at 601 2nd Avenue South, Suite 3600, Minneapolis, Minnesota 55402.

The Portfolios have entered into an Advisory Agreement with IAI under which IAI provides the Portfolios with investment advice, statistical and research facilities, and certain equipment and services such as office space and necessary office facilities, equipment, and the services of required personnel. During their most recent fiscal year, Regional, Balanced and Reserve Portfolios paid IAI advisory fees at the annual rates of .65%, .65% and .45%, respectively, of each Portfolio's average daily net assets.

IAI also provides all required administrative, stock transfer, redemption, dividend disbursing and accounting services to the Portfolios under an Administrative Agreement. During their last fiscal year, each Portfolio paid IAI an administrative fee at the annual rate of .10% of the Portfolio's average daily net assets.

PORTFOLIO MANAGERS

Mark Hoonsbeen has primary responsibility for the management of Regional Portfolio. Mr. Hoonsbeen is a vice President of IAI and has managed Regional Portfolio since he joined IAI in 1994.

Larry Hill has primary responsibility for the management of Reserve Portfolio. Mr. Hill is IAI's Chief Fixed Income Officer and has managed Reserve Portfolio since March 1998.

Balanced Portfolio is managed by an investment committee comprised of several IAI equity and fixed income portfolio managers.


                               MORE INFORMATION ON
                         INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The principal investment strategies of the Portfolios are described above under "Portfolio Summaries." These are the strategies that IAI believes are most likely to be important in trying to achieve the Portfolios' objectives. Of course, there is no guarantee that any Portfolio will achieve its objectives. Although not considered principal investment strategies, you should be aware that the Portfolios may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Statement of Additional Information.

TEMPORARY DEFENSIVE INVESTMENTS

In an attempt to respond to adverse market, economic, political or other conditions, each Portfolio may temporarily invest without limit in cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. Being invested in these securities may prevent a Portfolio from achieving its investment objectives.

PORTFOLIO TURNOVER

Each Portfolio may dispose of securities whenever it appears advisable, without regard to the length of time they have been held. As a result, a Portfolio may, from time to time, have an annual portfolio turnover rate of over 100%. Active trading may increase the amount of commissions or mark-ups to broker-dealers that a Portfolio pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each Portfolio's historical portfolio turnover rate.

EFFECTIVE DURATION

Balanced Portfolio anticipates that the average effective duration for the debt portion of its portfolio will range from 3.5 to 7.5 years. Reserve Portfolio anticipates that its average effective duration will not exceed 1.75 years. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates.

PRINCIPAL RISKS

The principal risks of investing in the Portfolios are described above under "Portfolio Summaries." More information about risks is presented below.

* RISKS OF COMMON STOCKS. Regional Portfolio and the equity portion of Balanced Portfolio are subject to the risks of investing in common stocks. These risks include the following:

     MARKET RISK. The value of a company's stock may be affected by changes in financial markets that are relatively unrelated to the company itself, such as changes in interest rates, changes in general economic conditions, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

     SECTOR RISK. The stocks of companies within a certain industry or sector of the economy can perform differently from the overall stock market. This could be due to such factors as increased production costs or changes in the regulatory or competitive environment.

     COMPANY RISK. The value of a company's stock may fall as a result of factors directly relating to that company, such as changes in corporate profitability due to the success or failure of specific products or management strategies.

* INTEREST RATE RISK. Reserve Portfolio and Balanced Portfolio are subject to interest rate risk as a result of their investments in debt securities. Debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

* INCOME RISK. The income of Reserve Portfolio or Balanced Portfolio could decline due to falling market interest rates. This is because, in a falling interest rate environment, a Portfolio generally will have to invest the proceeds from sales of Portfolio shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

* CREDIT RISK. Reserve Portfolio and Balanced Portfolio are subject to the risk that the issuers of debt securities they hold will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and the shares of the Portfolio. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for a Portfolio to sell. When a Portfolio purchases unrated securities, it will depend on IAI's analysis of credit risk more heavily than usual.

* RISKS OF NON-INVESTMENT GRADE SECURITIES. Balanced Portfolio may invest in non-investment grade debt securities, which are commonly known as "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. Junk bonds generally have more volatile prices and carry more risk to principal than investment grade securities. Junk bonds may be more susceptible to real or perceived adverse economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. In addition, the secondary trading market may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions as well as new or proposed laws also may have a greater negative impact on the market for junk bonds.

* CALL RISK. Call risk is the possibility that corporate bonds held by Reserve Portfolio or Balanced Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. If bonds held by a Portfolio were called, the Portfolio would most likely be forced to invest the unanticipated proceeds in lower-yielding securities, resulting in a decline in the Portfolio's income.

* PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A Portfolio holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

* EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages and other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

* RISKS OF FOREIGN SECURITIES. Balanced Portfolio may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. Because the Portfolio can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of Balanced Portfolio's holdings of securities denominated in that currency and, therefore, will cause an overall decline in the Portfolio's net asset value and net investment income and capital gains, if any. Other risks include the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Portfolio. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the Portfolio will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities.

* RISKS OF DOLLAR ROLL TRANSACTIONS. Balanced Portfolio may enter into dollar roll transactions, the Portfolio sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Portfolio gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the Portfolio unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Portfolio will depend upon IAI's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by Balanced Portfolio increases the amount of the Portfolio's assets that are subject to market risk, which could increase the volatility of the Portfolio's share price.

* RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments exposes Balanced Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

     * the risk that interest rates, securities prices and currency markets will not move in the direction that IAI anticipates;

     * an imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

     * the inability to close out certain hedged positions to avoid adverse tax consequences;

     * the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

     * leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument; and

     * particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

If Balanced Portfolio uses derivative instruments and if IAI's judgment proves incorrect, the Portfolio's performance could be worse than if it had not used these instruments.

* MANAGER RISK. IAI manages the Portfolios according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute a Portfolio's investment strategy effectively. As a result, the Portfolio may fail to achieve its stated objectives.

* YEAR 2000 ISSUES. The investment advisory, transfer agency and administrative services provided to the Portfolios by IAI depend on the smooth functioning of IAI's computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. IAI has been actively working on necessary changes to its computer systems to deal with the year 2000 and expects that its systems will be adapted in time for that event, although there cannot be assurance of success.

IAI is working with third parties to assess the adequacy of their compliance efforts and is developing contingency plans intended to assure that third-party noncompliance will not materially affect IAI's operations. Companies, organizations, governmental entities and markets in which the Portfolios invest will be affected by the Year 2000 issue, but at this time the Portfolios cannot predict the degree of impact. To the extent the effect is negative, the Portfolios' returns could be adversely affected.

                              FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Portfolios. This information is intended to help you understand each Portfolio's financial performance since it commenced operations. Some of this information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request.


                               Regional Portfolio

                                                                                                           Period from
                                                                 Years ended December 31,              January 31, 1994***
                                                   ---------------------------------------------------          to
                                                       1998         1997         1996          1995     December 31, 1994
                                                   -----------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                                         $  15.02      $  14.16      $  10.62      $  10.00
                                                   -----------------------------------------------------------------------
OPERATIONS
     Net investment income                                           0.08          0.05          0.06          0.03
     Net realized and unrealized gains (losses)                      1.90          1.60          3.50          0.59
                                                   -----------------------------------------------------------------------
          TOTAL FROM OPERATIONS                                      1.98          1.65          3.56          0.62
                                                   -----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                          (0.07)        (0.05)        (0.02)           --
     Net realized gains                                             (0.62)        (0.74)           --            --
                                                   -----------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                       (0.69)        (0.79)        (0.02)           --
                                                   -----------------------------------------------------------------------
NET ASSET VALUE
     End of period                                               $  16.31      $  15.02      $  14.16      $  10.62
                                                   =======================================================================

Total investment return*                                            13.45%        11.88%        33.51%         6.20%
Net assets at end of period (000's omitted)                      $ 17,085      $ 11,831      $  5,105      $    865

RATIOS
     Expenses to average daily net assets**                          0.90%         1.03%         1.37%         1.13%+
     Net investment income to average net assets**                   0.65%         0.77%         1.12%         0.81%+
     Portfolio turnover rate (excluding short-term
     securities)                                                     62.1%         78.4%        156.0%        127.6%

--------------------
* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
** The Portfolio's adviser voluntarily waived $6,737 and $7,455 in expenses for the year ended December 31, 1995 and for the period ended December 31, 1994, respectively. If the Portfolio had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.64% and 3.90%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .85% and (1.96%), respectively.
***  Commencement of operations.
+    Annualized.

                               Balanced Portfolio

                                                                                                             Period from
                                                                   Years ended December 31,              February 3, 1994***
                                                  ------------------------------------------------------         to
                                                        1998          1997          1996          1995    December 31, 1994
                                                  --------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                                            $  12.71      $  11.78      $  10.22      $  10.00
                                                  --------------------------------------------------------------------------
OPERATIONS
     Net investment income                                              0.27          0.22          0.09          0.10
     Net realized and unrealized gains (losses)                         1.81          0.92          1.56          0.12
                                                  --------------------------------------------------------------------------
          TOTAL FROM OPERATIONS                                         2.08          1.14          1.65          0.22
                                                  --------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                             (0.24)        (0.10)        (0.09)           --
     Net realized gains                                                (0.26)        (0.11)           --            --
                                                  --------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                          (0.50)        (0.21)        (0.09)           --
                                                  --------------------------------------------------------------------------
NET ASSET VALUE
     End of period                                                  $  14.29      $  12.71      $  11.78      $  10.22
                                                  ==========================================================================

Total investment return*                                               16.60%         9.80%        16.21%         2.20%
Net assets at end of period (000's omitted)                         $  2,446      $  1,534      $    764      $    206

RATIOS
     Expenses to average daily net assets**                             1.25%         1.25%         1.70%         1.25%+
     Net investment income to average net assets**                      2.63%         2.84%         2.34%         2.28%+
     Portfolio turnover rate (excluding short-term
     securities)                                                        38.8%         67.4%         56.0%         21.6%

---------------------
* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
** The Portfolio's adviser voluntarily waived $1,753, $8,031, $13,428 and $7,756 in expenses for the year ended December 31, 1997, 1996, 1995, and for the period ended December 31, 1994, respectively. If the Portfolio had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.34%, 1.96%, 5.29% and 10.33%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 2.54%, 2.13%, (1.25%) and (6.80%), respectively.
***  Commencement of operations.
+    Annualized.

                                Reserve Portfolio

                                                                                                           Period from
                                                                 Years ended December 31,                April 7, 1994***
                                                  ----------------------------------------------------          to
                                                        1998        1997         1996           1995    December 31, 1994
                                                  ------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                                          $  10.03      $  10.05      $  10.03      $  10.00
                                                  ------------------------------------------------------------------------
OPERATIONS
     Net investment income                                            0.43          0.49          0.48          0.20
     Net realized and unrealized gains (losses)                       0.02         (0.01)         0.02          0.02
                                                  ------------------------------------------------------------------------
          TOTAL FROM OPERATIONS                                       0.45          0.48          0.50          0.22
                                                  ------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                           (0.46)        (0.50)        (0.48)        (0.19)
     Net realized gains                                              (0.02)           --            --            --
                                                  ------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        (0.48)        (0.50)        (0.48)        (0.19)
                                                  ------------------------------------------------------------------------
NET ASSET VALUE
     End of period                                                $  10.00      $  10.03      $  10.05      $  10.03
                                                  ========================================================================

Total investment return*                                              4.62%         4.93%         5.09%         2.25%
Net assets at end of period (000's omitted)                       $  1,021      $    528      $    844      $    544

RATIOS
     Expenses to average daily net assets**                           0.85%         0.85%         1.03%         0.85%+
     Net investment income to average net assets**                    4.57%         4.54%         4.84%         3.56%+
     Portfolio turnover rate (excluding short-term
     securities)                                                       0.0%        185.3%          0.0%          0.0%

---------------------
* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
** The Portfolio's adviser voluntarily waived $8,479, $9,034, $11,528 and $6,930 in expenses for the year ended December 31, 1997, 1996, 1995, and for the period ended December 31, 1994, respectively. If the Portfolio had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25%, 1.81%, 2.62% and 4.62%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 3.17%, 3.58%, 3.25% and (.21), respectively.
***  Commencement of operations.
+    Annualized.

FOR MORE INFORMATION ABOUT IAI REGIONAL PORTFOLIO
                           IAI BALANCED PORTFOLIO
                           IAI RESERVE PORTFOLIO

The Portfolios' statement of additional information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI provides more details about each Portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus). Additional information about each Portfolio's investments is available in the Portfolios annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may get free copies of these materials by calling the Portfolios toll-free a 1-800-945-3863.

You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. For more information, call 1-800-SEC-0330.

Information about the Portfolios is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.





SEC file number: 811-8032

                             IAI REGIONAL PORTFOLIO
                             IAI BALANCED PORTFOLIO
                              IAI RESERVE PORTFOLIO
                                    SERIES OF
                           IAI RETIREMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO A PROSPECTUS FOR IAI REGIONAL PORTFOLIO, IAI BALANCED PORTFOLIO AND IAI RESERVE PORTFOLIO (THE "PORTFOLIOS") DATED MAY 1, 1999 AND SHOULD BE READ IN CONJUNCTION THEREWITH. THE FINANCIAL STATEMENTS INCLUDED AS PART OF THE PORTFOLIOS' ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 ARE INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. COPIES OF THE PORTFOLIO'S PROSPECTUS AND/OR ANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY WRITING OR CALLING THE PORTFOLIOS, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440 (TELEPHONE:
1-612-376-2700 OR 1-800-945-3863).

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVES AND STRATEGIES........................................   1

INVESTMENT RESTRICTIONS.....................................................  15

INVESTMENT PERFORMANCE......................................................  17

MANAGEMENT..................................................................  19

CUSTODIAN...................................................................  22

LEGAL COUNSEL...............................................................  22

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..........................  22

CAPITAL STOCK...............................................................  23

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS..............................  24

NET ASSET VALUE AND PUBLIC OFFERING PRICE...................................  25

TAX STATUS..................................................................  25

LIMITATION OF DIRECTOR LIABILITY............................................  25

SHAREHOLDER MEETINGS........................................................  26

FINANCIAL STATEMENTS........................................................  26

APPENDIX A -- Ratings of Debt Securities....................................  27

                      INVESTMENT OBJECTIVES AND STRATEGIES

         IAI Retirement Funds, Inc. (the "Fund") is an open-end management investment company designed to provide investment vehicles for variable annuity contracts and/or variable life insurance policies of various insurance companies. IAI Reserve Portfolio ("Reserve Portfolio"), IAI Balanced Portfolio ("Balanced Portfolio") and IAI Regional Portfolio ("Regional Portfolio") (individually, "Portfolio" and collectively, the "Portfolios") are diversified series of the Fund.

         The investment objectives and principal investment strategies of the Portfolios are discussed in the Prospectus under "Portfolio Summaries" and "More Information of Investment Strategies." The Portfolios' investment objectives may not be changed without shareholder approval. Investors should understand that all investments are subject to various risks. There can be no guarantee against loss resulting from an investment in any Portfolio, and there can be no assurance that a Portfolio's investment strategies will be successful, or that its investment objectives will be attained. Certain of the Portfolios' principal investment strategies are discussed in more detail below. In addition, the Portfolios may also use strategies and invest in securities that are not principal investment strategies and are not described in the Prospectus. These strategies and securities are described below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         Each Portfolio may engage in repurchase agreements relating to the securities in which it may invest. A repurchase agreement, which is functionally equivalent to a loan by a Portfolio, involves the purchase of securities by a Portfolio with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. Each Portfolio's custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Portfolio's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Portfolio may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, a Portfolio's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio could suffer a loss.

         Each Portfolio may engage in reverse repurchase agreements as a form of borrowing. In a reverse repurchase agreement, a Portfolio sells an instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), the Portfolios' investment adviser and manager. Such transactions may increase fluctuations in the market value of the Portfolios' assets and may be viewed as a form of leverage. Each Portfolio does not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

SECURITIES OF FOREIGN ISSUERS

         Each Portfolio may invest in securities of foreign issuers in accordance with its investment objectives and policies. However, only Balanced Portfolio currently intends to invest in such securities. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Furthermore, volume and liquidity in most foreign bond markets in less than in the United States and at times volatility of price can be greater than in the United States. There is generally less government supervision of foreign bond markets, brokers and companies than in the United States.

         It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. Commissions on foreign stock exchanges are generally higher than commissions on United States exchanges, although each Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Portfolios are not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolios as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

         The dividends and interest payable on certain of the Portfolios' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolios' shareholders. The expense ratio of each Portfolio should not be materially affected by such Portfolio's investment in foreign securities.

U.S.  GOVERNMENT SECURITIES

         Reserve Portfolio and Balanced Portfolio may invest in securities of, or guaranteed by, the United States Government, its agencies or instrumentalities. These securities include:

                  1. United States Treasury obligations, such as Treasury Bills (which have original maturities of one year or less), Treasury Notes (which have original maturities of one to ten years) and Treasury Bonds (which have original maturities generally greater than ten years);

                  2. obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association ("Ginnie Mae") modified pass-through certificates;

                  3. obligations which are secured by the right of the issuer to borrow from the United States Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and

                  4. obligations which are supported by the credit of the government agency or instrumentality itself (but are not backed by the full faith and credit of the United States Government) such as securities of the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"), including pass-through securities and participation certificates thereof.

         Guarantees as to the timely payment of principal and interest do not extend to the value or yield of such securities nor do they extend to the value of the Portfolios' shares. In the case of securities in which the Portfolios invest that are not backed by the "full faith and credit" of the United States government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States government itself in the event the agency or instrumentality does not meet its commitment.

         The Portfolios' investments in U.S. government securities may include U.S. Treasury inflation-protection securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States

Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July, and October. They have been issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and every six months the security will pay interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is based to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

LENDING PORTFOLIO SECURITIES

         In order to generate additional income, each Portfolio may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Portfolios will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Portfolios' Board of Directors. The Portfolios may also experience a loss, if upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Portfolios will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Portfolio an amount equivalent to any dividends or interest paid on the securities and a Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by a Portfolio may be reduced by finders' fees paid to broker-dealers and related expenses.

EXTENDIBLE NOTES

         Reserve Portfolio is permitted to invest up to 25% of the value of its total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same time as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price (e.g., at 100% of the outstanding principal amount plus unpaid accrued interest) if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer (i.e., to require the issuer to repurchase the note) provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

         Extendible notes may be issued with maturity dates in excess of ten years from the date of issuance. However, if such extendible notes provide for an optional maturity date of ten years or less, then such notes are deemed by the Portfolio to have been issued for the shorter optional maturity date. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturity of the Portfolio.

         An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner as the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Portfolio.

         The creditworthiness of the issuers of extendible notes is monitored and rated by Moody's and by S&P, and investments by the Reserve Portfolio in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Portfolio with respect to other forms of investment. The creditworthiness of such issuers is also monitored by IAI.

VARIABLE OR FLOATING RATE INSTRUMENTS

         Balanced and Reserve Portfolios may purchase instruments with variable or floating rates. Such instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

WHEN-ISSUED/DELAYED-DELIVERY TRANSACTIONS

         Reserve and Balanced Portfolios may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, such Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

         Such Portfolios may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

DOLLAR ROLLS

         In connection with its ability to purchase securities on a when-issued or forward commitment basis, Balanced Portfolio may enter into "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon IAI's ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares.

MORTGAGE-BACKED SECURITIES

         Reserve Portfolio and Balanced Portfolio may invest in mortgage-backed securities that are Agency Pass-Through Certificates, Private Pass-Throughs or collateralized mortgage obligations ("CMOs"), as defined and described below.

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies.

Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         Balanced Portfolio and Reserve Portfolio may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         * As discussed above with respect to pass-through mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

ASSET-BACKED SECURITIES

         Reserve Portfolio and Balanced Portfolio may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

         Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

ZERO COUPON BONDS

         Reserve Portfolio and Balanced Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeroes are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

PAYMENT-IN-KIND BONDS

         Reserve Portfolio and Balanced Portfolio may invest in bonds the interest on which may be paid in other securities rather than cash (PIKs). Typically, during a specified term prior to the bond's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in bonds, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Portfolio at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

LOWER-RATED DEBT SECURITIES

         Reserve and Balanced Portfolios may invest in lower-rated debt securities, although Reserve Portfolio currently does not intend to invest in such securities. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.

         A Portfolio may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet such Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

         Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

ILLIQUID SECURITIES

         Each Portfolio may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

         (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Portfolio's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

         (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

         (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

         Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolios have valued the instrument for purposes of calculating a Portfolio's net asset value. In making this determination, IAI will consider such factors as may be relevant to a Portfolio's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

         1. the frequency of trades and quotes for the security;

         2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

         3. dealer undertakings to make a market in the security; and

         4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of a Portfolio's investments could be impaired if trading declines.

SWAP AGREEMENTS

         Regional and Balanced Portfolios may engage in swap agreements, although Regional Portfolio currently does not intend to do so. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Each Portfolio is not limited to any particular form of swap agreement if IAI determines it is consistent with such Portfolio's investment objectives and policies.

         Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease such Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, such Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of such Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Portfolio's accrued obligations under the agreement.

INDEXED SECURITIES

         Each Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. However, Regional Portfolio and Reserve Portfolio currently have no intention of doing so. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of each Portfolio's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

FOREIGN CURRENCY TRANSACTIONS

         Each Portfolio has the may enter into foreign currency transactions as described in this section. However, Regional Portfolio and Reserve Portfolio currently have no intention of doing so.

         Each Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

         Each Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

         In connection with purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing a Portfolio's foreign investments. The Portfolios could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

         Each Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschmarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

         Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolios.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

         Each Portfolio may enter into futures contracts and options on futures contracts. However, Regional Portfolio and Reserve Portfolio currently have no intention of doing so. A Portfolio will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Portfolios intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolios can commit assets to initial margin deposits and option premiums.

         The above limitations on the Portfolios' investments in futures contracts and options, and the Portfolios' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of a Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such five percent.

FUTURES CONTRACTS

         When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

PURCHASING PUT AND CALL OPTIONS

         Each Portfolio may purchase put and call options. However, Regional Portfolio and Reserve Portfolio currently have no intention of doing so. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

         Each Portfolio may write (i.e., sell) put and call options. However, Reserve Portfolio currently has no intention of doing so. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Portfolio would be required to make margin payments to an FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Portfolio has written, however, such Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

         If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

         Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. However, Regional Portfolio and Reserve Portfolio currently have no intention of doing so. For example, each Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of such Portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

         There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

         Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

         Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. Each Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Because Regional Portfolio and Reserve Portfolio do not currently invest in foreign securities, however, they do not currently intend to enter into such transactions. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Portfolio's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

         Each Portfolio will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will segregate appropriate liquid assets in the amount prescribed. These assets will be marked to market daily to assure that asset coverage requirements are met. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS

         The investment objectives and certain investment policies and restrictions of each Portfolio are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of a Portfolio, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations for each Portfolio. The remaining limitations set forth below serve as operating policies of each Portfolio and may be changed by the Board of Directors without shareholder approval.

         Each Portfolio may not:

         1. Purchase the securities of any issuer if such purchase would cause the Portfolio to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

         As currently defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

         2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         For purposes of applying this restriction, each Portfolio will not purchase securities, as defined above, such that 25% or more of the value of the Portfolio's total assets are invested in the securities of companies whose principal business activities are in the same industry.

         3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

         4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of a Portfolio's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

         To the extent a Portfolio engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33-1/3% limitation.

         5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Portfolio may be deemed to be an underwriter under applicable laws.

         6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

         7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

         For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

         8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

         9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         For purposes of applying this restriction, each Portfolio will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

         11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

         12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

         13. Participate on a joint or a joint and several basis in any securities trading account.

         14. Invest more than 15% of its net assets in illiquid investments.

         15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except a Portfolio may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

         Any of the investment policies set forth in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

PORTFOLIO TURNOVER

         The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by each Portfolio during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve
(12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Each Portfolio's historical portfolio turnover rates are set forth in the Prospectus section "Financial Highlights".

                             INVESTMENT PERFORMANCE

         Advertisements and other sales literature may refer to monthly, quarterly, yearly, cumulative and average annual total returns. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

         Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      CTR = (ERV-P) 100
                             -----
                               P

         Where:       CTR   =   Cumulative total return;

                      ERV   =   ending redeemable value at the end of the period
                                of a hypothetical $1,000 payment made at the beginning of such period; and

                      P     =   initial payment of $1,000

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P(1+T)n = ERV

         Where:       P     =   a hypothetical initial payment of $1,000;

                      T     =   average annual total return;

                      n     =   number of years; and

                      ERV   =   ending redeemable value at the end of the period
                                of a hypothetical $1,000 payment made at the beginning of such period.

         Reserve and Balanced Portfolios may quote yield figures from time to time. The "yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The yield formula provides for monthly compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         The yield formula is as follows:

                     YIELD = 2[(a-b) + 1)6 -1]
                                ---
                                cd

         Where:      a      =   dividends and interest earned during the period.

                     b      =   expenses accrued for the period (net of
                                reimbursements).

                     c      =   the average daily number of shares outstanding
                                during the period that were entitled to receive dividends.

                     d      =   the net asset value of the Portfolio at the end
                                of the period.

         The table below shows the yearly return for each Portfolio for the periods ended:

                          Regional Portfolio      Balanced Portfolio      Reserve Portfolio
  Period Ended 12/31         Total Return            Total Return           Total Return
----------------------  ----------------------  ----------------------  ---------------------
         1994*                  6.20%                   2.20%                   2.25%
         1995                   33.51%                  16.21%                  5.09%
         1996                   11.88%                  9.80%                   4.93%
         1997                   13.45%                  16.60%                  4.62%
         1998                     %                       %                       %

* For the period commencing January 31, 1994 (Regional), February 3, 1994 (Balanced) and April 7, 1994 (Reserve).

         The average annual total return of Regional Portfolio for the year ended December 31, 1998 and from inception of the Regional Portfolio through December 31, 1998 was ____% and ____%, respectively.

         The average annual total return of Balanced Portfolio for the year ended December 31, 1998 and from inception of the Balanced Portfolio through December 31, 1998 was ____% and ____%, respectively. Balanced Portfolio's yield for the thirty-day period ended December 31, 1998 was ____%.

         The average annual total return of Reserve Portfolio for the year ended December 31, 1998 and from inception of the Reserve Portfolio through December 31, 1998 was ____% and ____%, respectively. Reserve Portfolio's yield for the thirty-day period ended December 31, 1998 was ____%.

         In advertising and sales literature, a Portfolio's performance may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of a Portfolio. The comparison of a Portfolio to an alternative investment should be made with consideration of differences in features and expected performance.

         Yields and total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Fund may only be purchased through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

                                   MANAGEMENT

         Under Minnesota law, the Board of Directors of the Fund is generally responsible for the overall operation and management of the Portfolios.

         The names, addresses, positions and principal occupations of the directors and executive officers of the Portfolios are given below.

     Name and Address          Age   Position    Principal Occupation(s) During Past 5 Years
---------------------------    ---   ---------   --------------------------------------------
Madeline Betsch                56    Director    Currently retired; until April 1994, was
19 South 1st Street                              Executive Vice President, Director of Client
Minneapolis, MN 55401                            Services, of CME-KHBB Advertising since May
                                                 1985, and prior thereto was a Vice President
                                                 with Campbell-Mithun, Inc. (advertising
                                                 agency) since February 1977.

W. William Hodgson             74    Director    Currently retired; served as information
1698 Dodd Road                                   manager for the North Central Home Office of
Mendota Heights, MN 55118                        the Prudential Insurance Company of America
                                                 from 1961 until 1984.

George R. Long                 68    Director    Chairman of Mayfield Corp. (financial
29 Las Brisas Way                                consultants and venture capitalists) since
Naples, FL  33963                                1973.

J. Peter Thompson              67    Director    Grain farmer in southwestern Minnesota since
Route 1                                          1974. Prior to that, Mr. Thompson was
Mountain Lake, MN 56159                          employed by Paine Webber, Jackson & Curtis,
                                                 Incorporated, (a diversified financial
                                                 services concern), most recently as Senior
                                                 Vice President and General Partner.

Charles H. Withers             72    Director    Currently retired; was Editor of the
Rochester Post Bulletin                          Rochester Post-Bulletin, Rochester, Minnesota
P.O. Box 6118                                    from 1960 through March 31, 1980.
Rochester, MN 55903

John A. Alexander              42    President   Chief Operating Officer of IAI since 1998
601 Second Avenue South                          Prior to that time, Mr. Alexander served in
P.O Box 357                                      various senior management capacities with
Minneapolis, MN 55440                            Lloyds Bank plc since 1984.

David Koehler                  61    Vice        Independent training and marketing consultant
601 Second Avenue South              President   since 1993. Prior to that time, Mr. Koehler
P.O. Box 357                                     was a partner at IAI Venture Capital Group.
Minneapolis, MN 55440

Paul H. Perseke                33    Treasurer   Vice President of IAI. Prior to joining IAI
601 Second Avenue South                          in 1996, Mr. Perseke served as Vice President
P.O. Box 357                                     and Manager of Finance and Planning at Dain
Minneapolis, MN 55440                            Rauscher Corporation from 1991 to 1996.

Michael J. Radmer              53    Secretary   Partner of Dorsey & Whitney LLP, a Minnesota
220 South Sixth Street                           based law firm which acts as General Counsel
Minneapolis, MN 55402                            to the Portfolios.

         Each of the directors and executive officers of the Portfolios, other than Mr. Koehler, also serves in the same capacity for each of the other 12 mutual funds for which IAI serves as investment adviser (together with the Portfolios, the "IAI Mutual Funds").

         No compensation is paid by the Portfolios to any of their officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. Each Portfolio will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

                                                     Compensation From                              Aggregate
                                -----------------------------------------------------------     Compensation From
Name of Person, Position        Regional Portfolio   Balanced Portfolio   Reserve Portfolio   15 IAI Mutual Funds*
----------------------------    ------------------   ------------------   -----------------   --------------------
Betsch, Madeline -- Director             $            $                            $                  $26,250

Hodgson, W. William --                   $            $                            $                  $37,200
Director

Long, George R. -- Director              $            $                            $                  $37,200

Thompson, J. Peter --                    $            $                            $                  $37,200
Director

Withers, Charles H. --                   $            $                            $                  $37,200
Director
         Total                           $            $                            $                 $175,050

------------------
* For the calendar year ended December 31, 1998; excludes expenses incurred in connection with attending meetings.

         Effective February 1998, the directors have agreed that the position of Board Chair shall rotate from director to director on a quarterly basis.

         The Board of Directors has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit the acquiring of any securities in an initial public offering. In addition, all securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person of the Adviser is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Fund's Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

INVESTMENT ADVISORY AGREEMENT

         Pursuant to an Investment Advisory Agreement between the Fund and IAI (the "Advisory Agreement") dated November 3, 1993, IAI has agreed to provide each Portfolio with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel. In return, each Portfolio pays IAI a monthly fee. Under the Advisory Agreement, IAI has the sole authority and responsibility to make and execute investment decisions for the Portfolios within the framework of each Portfolio's investment policies, subject to review by the directors of the Fund.

         Regional Portfolio, Balanced Portfolio and Reserve Portfolio have agreed to pay advisory fees equal to an annual rate of .65%, .65% and .45%, respectively, of a Portfolio's average daily net assets. Pursuant to the Advisory Agreement, during the past three fiscal years the Portfolios have paid IAI advisory fees, net of waivers, as follows:

                                           Regional         Balanced         Reserve
                                          Portfolio        Portfolio        Portfolio
                                        -------------    -------------    -------------
Fiscal Year Ended December 31, 1996     $      51,843    $           0    $           0

Fiscal Year Ended December 31, 1997     $      95,467    $      10,836    $           0

Fiscal Year Ended December 31, 1998     $                $                $

         IAI's ultimate corporate parent is Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6/8 Eastcheap, London, EC3M 1LL.

ADMINISTRATIVE AGREEMENT

         The Fund has engaged IAI to serve as the Portfolios' administrative, dividend disbursing, redemption, accounting services and transfer agent pursuant to an Administrative Agreement. Under the Administrative Agreement, IAI has agreed to provide to the Portfolios all required administrative, stock transfer, redemption, dividend disbursing and accounting services including, without limitation, the following: (1) the maintenance of the Portfolios' accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Portfolios' current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Portfolios; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments of dividends and distributions declared by each Portfolio. As compensation for these services, each Portfolio has agreed to pay IAI a fee equal to an annual rate of .10% of such Portfolio's average daily net assets. Pursuant to the Administrative Agreement, the Portfolios have paid the following administrative fees to IAI (net of waivers) during the past three fiscal years:

                                           Regional         Balanced         Reserve
                                          Portfolio        Portfolio        Portfolio
                                        -------------    -------------    -------------
Fiscal Year Ended December 31, 1996     $                $                $

Fiscal Year Ended December 31, 1997     $      14,687    $       1,937    $           0

Fiscal Year Ended December 31, 1998     $                $                $

ALLOCATION OF EXPENSES

         In addition to the advisory and administrative fees paid to IAI, each Portfolio pays all its other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, interest, taxes, charges of the custodian of the Portfolio's assets, costs of reports and proxy material sent to Portfolio shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Portfolio shareholders and registering the Portfolios' shares, postage, fees to directors who are not "interested persons" of each Portfolio, insurance premiums, costs of attending investment conferences and such other costs which may be designated as extraordinary. IAI, in its discretion, may from time to time waive or reduce its management and/or administrative fee or otherwise reimburse Portfolio operating expenses. IAI has voluntarily agreed to waive fees and expenses for Balanced and Reserve Portfolios in excess of 1.25% and 0.85%, respectively, of average daily net assets through May 1, 1999. IAI is not liable for any loss suffered by a Portfolio in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations. For the fiscal year ended December 31, 1998, IAI voluntarily reimbursed total Portfolio operating expenses (net of expenses paid indirectly) which exceeded 1.25% and .85% of the average daily net assets of Balanced and Reserve Portfolios, respectively.

DURATION OF AGREEMENTS

         The Advisory Agreement and the Administrative Agreement will terminate automatically in the event of their assignment. In addition, each Agreement is terminable at any time with respect to a Portfolio without penalty by the Board of Directors of the Fund or by vote of a majority of the Portfolio's outstanding voting securities on not more than 60 days' written notice to IAI, and by IAI on 60 days' notice to the Fund. Each Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the affected Portfolio, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                    CUSTODIAN

         The custodian for the Fund is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. The Custodian maintains records of all cash transactions of the Portfolios. All other books and records of the Portfolios, including books and records of the Portfolio's investment portfolios, are maintained by IAI.

                                  LEGAL COUNSEL

Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, act as General Counsel to the Portfolios.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Fixed income and non-listed equity transactions of the Portfolios are generally effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of the Portfolios, IAI seeks the most favorable net price consistent with the best execution. However, frequently IAI selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction because of the volatility of the market and the desire of IAI to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

         So long as IAI believes that it is obtaining the best net price (including the spread or markup) consistent with the best execution, as described above, it gives consideration in placing portfolio transactions to dealers furnishing research, statistical information, or other services to IAI. This allows IAI to supplement its own investment research activities and enables IAI to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with dealers who furnish research services to it, IAI receives a benefit which is not capable of evaluation in dollar amounts.

         Generally, Regional Portfolio and Balanced Portfolio must deal with brokers. IAI selects and (where applicable) negotiates commissions with the brokers who execute the transactions for each Portfolio. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of IAI, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Portfolio transactions to brokers who furnish research services to IAI. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for IAI, each Portfolio enables IAI to supplement its own investment research activities and allows IAI to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for each Portfolio. To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios. IAI believes that most research services obtained by it generally benefit one or more of the mutual funds or other accounts which it manages. Research services obtained from transactions in fixed income securities would primarily benefit the funds and accounts investing in fixed income securities. Similarly, research services obtained from the transactions in equity securities would primarily benefit the funds and accounts investing in equity securities. Generally, the Portfolios pay higher than the lowest commission rates available.

         Although investment decisions for each Portfolio are made independently from those of the other Portfolios, funds and accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one Portfolio, fund and/or other account. If and when more than one Portfolio, fund or other account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to such Portfolios, funds and accounts. The simultaneous purchase or sale of the same securities by more than one Portfolio or by any Portfolio and other accounts may have detrimental effects on each Portfolio, as they may affect the price paid or received by a Portfolio or the size of the position obtainable by a Portfolio.

         Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of each Portfolio, or any IAI Mutual Fund, as a factor in the selection of broker-dealers to execute the Portfolios' securities transactions.

         The following table sets forth brokerage commissions paid by Regional and Balanced Portfolios for the indicated fiscal years ended December 31. The table also sets forth the amount and percentage of commissions paid during the Portfolios' last fiscal year to brokerage firms that provided research services to IAI. The provision of such services was not necessarily a factor in the placement of all such business with such firms.

                                                                         Amount of           Percentage of
                                                                       Commissions to        Commissions to
                                                                     Brokers Providing     Brokers Providing
                             Amount of Commissions                        Research              Research
              ---------------------------------------------------   -------------------   -------------------
 Portfolio         1998               1997              1996                1998                  1998
-----------   --------------     --------------     -------------   -------------------   -------------------
Regional      $                  $       64,860     $      36,268            $                     %

Balanced      $                  $        1,471     $       2,188            $                     %

                                  CAPITAL STOCK

         Each Portfolio is a separate portfolio of IAI Retirement Funds, Inc., a corporation organized on September 28, 1993, pursuant to the laws of the State of Minnesota whose shares of common stock are currently issued in three series (Series A, B and C). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Retirement Funds, Inc. is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Retirement Funds, Inc. has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares, 10,000,000,000 shares of $.01 par value common stock to be issued as Series B common shares, and 10,000,000,000 shares of $.01 par value common stock to be issued as Series C common shares. The investment portfolio represented by Series A common shares is referred to as IAI Regional Portfolio, by Series B common shares as IAI Balanced Portfolio, and by Series C common shares as IAI Reserve Portfolio.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 1999, no person was a record holder or, to the knowledge of the Fund, a beneficial owner of more than 5% of the outstanding shares of a Portfolio, except as set forth in the following tables:

REGIONAL PORTFOLIO

        Name and Address                                          Percent of
         of Shareholder                   Number of Shares*   Outstanding Shares
        ----------------                  -----------------   ------------------

        Lincoln Benefit Life Company
        Annuity Products
        P.O. Box 82532
        Lincoln, Nebraska 68501

        Lincoln Benefit Life Company
        Life Products
        P.O. Box 82532
        Lincoln, Nebraska 68501

BALANCED PORTFOLIO

        Name and Address                                          Percent of
         of Shareholder                   Number of Shares*   Outstanding Shares
        ----------------                  -----------------   ------------------

        Lincoln Benefit Life Company
        Annuity Products
        P.O. Box 82532
        Lincoln, Nebraska 68501

        Lincoln Benefit Life Company
        Life Products
        P.O. Box 82532
        Lincoln, Nebraska 68501

RESERVE PORTFOLIO

        Name and Address                                          Percent of
         of Shareholder                   Number of Shares*   Outstanding Shares
        ----------------                  -----------------   ------------------

        Lincoln Benefit Life Company
        Annuity Products
        P.O. Box 82532
        Lincoln, Nebraska 68501

        Lincoln Benefit Life Company
        Life Products
        P.O. Box 82532
        Lincoln, Nebraska 68501

-------------------------------
* All shares are owned both of record and beneficially.

         In addition, as of March 31, 1999, none of Regional, Balanced and Reserve Portfolios' officers and directors owned any of the outstanding shares of the Portfolios.

         Due to its ownership of more than 25% of the outstanding shares of each of the Portfolios through its Life and Annuity Products, Lincoln Benefit Life Company may be said to control each of such Portfolios. Lincoln Benefit Life Company is an insurance company organized under the laws of Nebraska. Lincoln Benefit Life Company is a wholly-owned subsidiary of Allstate Life Insurance Company, which in turn is wholly-owned by Allstate Insurance Company. Allstate Insurance Company is a wholly-owned subsidiary of The Allstate Corporation.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The portfolio securities in which the Portfolios invest fluctuate in value, and hence, for each Portfolio, the net asset value per share also fluctuates.

         The net asset value per share of each Portfolio is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset values per share of each are not determined, on the following national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         On December 31, 1998, the net asset value and public offering price per share of each Portfolio was calculated as follows:

REGIONAL PORTFOLIO

         NAV  =  Net Assets ($                 )  =  $
                 -------------------------------
                 Shares Outstanding (          )

BALANCED PORTFOLIO

         NAV  =  Net Assets ($                 )  =  $
                 -------------------------------
                 Shares Outstanding (          )

RESERVE PORTFOLIO

         NAV  =  Net Assets ($                 )  =  $
                 -------------------------------
                 Shares Outstanding (          )

                                   TAX STATUS

         The Board of Directors intends that each of the Portfolios will comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code as a condition to favorable tax treatment of variable annuity and variable life insurance contracts. Under Internal Revenue Service Regulations, such requirements are satisfied if, at the end of each calendar quarter: (1) not more than 55% of the Portfolio's assets are attributable to any one investment; not more than 70% of such assets are attributable to any two investments; not more than 80% of such assets are attributable to any three investments; and not more than 90% of such assets are attributable to any four investments. If a Portfolio fails to be adequately diversified within the meaning of section 817(h) of the Internal Revenue Code, the variable contracts funded by the Portfolio could lose their favorable tax status. See the accompanying prospectus for your separate account for more information.

                        LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Retirement Funds, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                              SHAREHOLDER MEETINGS

         Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice of demand given to the Chief Executive Officer or the Chief Financial Officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. An annual meeting will be held on the removal of a director or directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

                              FINANCIAL STATEMENTS

         The financial statements, included as a part of the Fund's 1998 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Fund at no additional charge.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S

CORPORATE BONDS

            Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

            A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B. Bonds rated B generally lack characteristics of the desirable investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

            Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier

2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

            Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Prime - 1      Superior ability for repayment of senior short-term debt
                     obligations

      Prime - 2      Strong ability for repayment of senior short-term debt
                     obligations

      Prime - 3      Acceptable ability for repayment of senior short-term debt obligations

            If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P

CORPORATE BONDS

            AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

            A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

            B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

            CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

            CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

            C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

            C1. The rating C1 is reserved for income bonds on which no interest is being paid.

            D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

            A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

            A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

            A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

            A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                             IAI Regional Portfolio,
                             IAI Balanced Portfolio
                                       and
                              IAI Reserve Portfolio
                                    series of
                            IAI Retirement Funds Inc.

                                OTHER INFORMATION

Item 23.          Exhibits

         THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING
EXHIBITS:

         (a)      Articles of Amendment dated 9/16/93 *
         (b)      Bylaws *
         (c) Instruments Defining Rights of Security Holders - not applicable
         (d)      Investment Advisory Agreement dated 11/3/93 *
         (e)      Underwriting Agreement - not applicable
         (f)      Bonus or Profit Sharing Contracts - not applicable
         (g)      Custody Agreement dated 11/3/93 *
         (h)      Other Material Contracts - not applicable
         (i)      Legal Opinion - not applicable
         (j)      Consent of KPMG Peat Marwick LLP  *
         (k)      Omitted Financial Statements - not applicable
         (l)      Initial Capital Agreements - not applicable
         (m)      Rule 12b-1 Plan - not applicable
         (n)      Financial Data Schedule - not applicable
         (o)      Rule 18f-3 Plan - not applicable

----------------------
*        To be filed by amendment.

Item 24.      Persons Controlled by or Under Common Control with the Fund

         THE FOLLOWING IS A LIST OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

         See the section of the Prospectus entitled "Fund Management" and the section of the Statement of Additional Information entitled "Management" filed as part of this Registration Statement.

Item 25.      Indemnification

         STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE FUND IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

         Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on February 28, 1997.

Item 26.      Business and Other Connections of the Investment Adviser

         DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE THAT EACH INVESTMENT ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE ADVISER, IS OR HAS BEEN ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.

         Information on the business of Investment Advisers, Inc. ("IAI") is described in the Prospectus section "Management" and in Part B of this Registration Statement in the section "Management."

         The following senior officers and directors of IAI are not listed in the Statement of Additional Information:

                                                  Other Business/Employment
Name                   Position with Adviser      During Past Two Years
----                   ---------------------      ---------------------
Iain D. Cheyne         Chairman/Director                  None
Stephen C. Coleman     Senior Vice President              None
Larry Ray Hill         Executive Vice President           None
Kevin McKendry         Director                           None
Peter Phillips         Director                           None
James S. Sorenson      Senior Vice President              None
John Caravello         Director                   Senior Vice President, Lloyds
                                                  Bank, New York, NY since 1980.

         Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. The address of IAI International is 10 Fleet Place, London, EC4M 7RH, England. Both IAI and IAI International's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International and their titles are as follows:

Name                   Title
----                   -----
John A. Alexander      Deputy Chief Investment Officer
Iain D. Cheyne         Director

         Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The address of IAI Trust Company is 3600 U.S. Bank Place, Minneapolis, Minnesota 55402. John A. Alexander is the President and a Director of IAI Trust Company.

Item 27.      Principal Underwriters

(a) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE FUND) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING THE FUND'S SECURITIES ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR, OR INVESTMENT ADVISER.

         Not applicable.

(b) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR EACH DIRECTOR, OFFICER, OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN RESPONSE TO ITEM 20.

         Not applicable.

(c) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED, DIRECTLY OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

         Not applicable.

Item 28.      Location of Accounts and Records

         STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PHYSICAL POSSESSION OF EACH ACCOUNT, BOOK, OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY
SECTION 31(a) AND THE RULES UNDER THAT SECTION.

         The Custodian for Registrant is Norwest Bank Minnesota, N.A., Norwest Center, Sixth & Marquette, Minneapolis, Minnesota 55479. The Custodian maintains records of all cash transactions of Registrant. All other books and records of Registrant's investment portfolios are maintained by IAI. IAI also acts as Registrant's transfer agent and dividend disbursing agent, at 601 Second Avenue South, P.O. Bos 357, Minneapolis, Minnesota 55402.

Item 29.      Management Services

         PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY
MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM FOR THE FUND FOR THE LAST THREE FISCAL YEARS.

         Not applicable.

Item 30.      Undertakings

(a) IN INITIAL REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, PROVIDE AN UNDERTAKING TO FILE AN AMENDMENT TO THE REGISTRATION STATEMENT WITH CERTIFIED FINANCIAL STATEMENTS SHOWING THE INITIAL CAPITAL RECEIVED BEFORE ACCEPTING SUBSCRIPTIONS FROM MORE THAN 25 PERSONS IF THE FUND INTENDS TO RAISE ITS INITIAL CAPITAL UNDER SECTION 14(a)(3).

         Not applicable.

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 1st day of March 1999.

                                        IAI RETIREMENT FUNDS, INC.
                                        (Registrant)


                                        By  /s/ John A. Alexander
                                            ---------------------------------
                                            John A. Alexander, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


 /s/ John A. Alexander          President (principal               March 1, 1999
-----------------------------   executive officer)
John A. Alexander


 /s/ Paul H. Perseke            Treasurer (principal financial     March 1, 1999
-----------------------------   and accounting officer)
Paul H. Perseke

Madeline Betsch *               Director

W. William Hodgson *            Director

George R. Long *                Director

J. Peter Thompson *             Director

Charles H. Withers *            Director




*By /s/ William C. Joas                                           March 1, 1999
    -------------------------
    William C. Joas, Attorney-in-Fact

* Registrant's directors executing Powers of Attorney dated August 18, 1993, filed with the Commission on June 28, 1994.